EXHIBIT 1

MATERIAL CHANGE REPORT UNDER

SECURITIES ACT (BRITISH COLUMBIA) SECTION 85(1) FORM 27
SECURITIES ACT (ALBERTA) SECTION 146(1) FORM 27
THE SECURITIES ACT (SASKATCHEWAN) SECTION 84(1) FORM 25
THE SECURITIES ACT (MANITOBA)
SECURITIES ACT (ONTARIO) SECTION 75(2) FORM 27
SECURITIES ACT (QUEBEC) SECTION 73
THE SECURITIES ACT (NEWFOUNDLAND) SECTION 76(2) FORM 26
SECURITIES ACT (NOVA SCOTIA) SECTION 81(2) FORM 27
SECURITY FRAUDS PREVENTION ACT (NEW BRUNSWICK)
SECURITIES ACT (PRINCE EDWARD ISLAND)

1.	Reporting Issuer:

Agrium Inc.
13131 Lake Fraser Drive S.E.
Calgary, Alberta T2J 7E8

2.	Date of Material Change:

October 29, 2002

3.	News Release:

A news release and Q3 Interim Report was issued on October 29, 2002 through Canada News Wire.

4.	Summary of Material Change:

Union Oil Company of California (“Unocal”) has advised Agrium that it will likely reduce deliveries of gas to Agrium’s Kenai, Alaska facility. Agrium is working with other gas suppliers in Alaska in an effort to mitigate the impact of Unocal’s failure to deliver gas.

5.	Full Description of Material Change:

See the paragraph entitled “Unocal Dispute” under the heading “Third Quarter Highlights” in the attached News Release and Q3 Interim Report.

6.	Reliance on Subsection 118(2) of the Securities Act (Alberta) or Equivalent Sections:

N/A

7.	Omitted Information:

No information has been omitted.

8.	Senior Officers:

Bruce G. Waterman, Senior Vice President, Finance and Chief Financial Officer may be reached at 13131 Lake Fraser Drive, S.E., Calgary, Alberta, T2J 7E8 at (403) 225-7000.

9.	Statement of Senior Officer:

The foregoing accurately discloses the material change referred to in this report.

This statement is made in the City of Calgary, in the Province of Alberta as of October 30, 2002.

/s/ BRUCE G. WATERMAN
Bruce G. Waterman Senior Vice President, Finance and Chief Financial Officer

IT IS AN OFFENSE FOR A PERSON TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED UNDER THE SECURITIES ACT OR THIS REGULATION THAT, AT THE TIME AND IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.